4Q 2020 EARNINGS PRESENTATION February 11, 2021

4Q 2020 Earnings Presentation FORWARD-LOOKING STATEMENTS This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability.

PATRICK INDUSTRIES AT A GLANCE (NASDAQ: PATK)

Key Component Manufacturer and Supplier to RV, Marine, Manufactured Housing and Industrial Markets

KEY FACTS

Headquartered	Elkhart, Indiana
Market-cap[1]	$1.8B
Acquisitions Since 2010	53
Current States Presence	23
Employees	~8,700

2020 RESULTS

Revenue	$2.5B
Net Income	$97MM
Operating Cash Flows	$160MM

SUSTAINABLE COMPETITIVE ADVANTAGES

- Experienced management team with an average of 20+ years of industry experience
- Leading market position in major product categories
- Deep customer relationships with 30+ years for top customers, including key design partners
- Strong Free Cash Flow (FCF) generation & FCF conversion %
- Favorable demographic trends supporting growth across multiple end markets
- Diversified end market exposure with favorable secular trends

LEADING AND DIVERSIFIED MARKET PLATFORM

	Leisure & Lifestyle		Housing & Industrial	
	RV	Marine	MH	Industrial
	Travel Trailer, Fifth Wheel, Folding Trailer, Class A, B, C	Pontoon, Fiberglass, Ski & Wake, Aluminum	Manufactured and Modular Housing, Modular Structure	Resid. Housing, *Comm'l Fixtures,* Institutional Furniture
% Net Sales (2020):	56%	14%	17%	13%

Manufacture and Distribute Quality Products that Exceed Customer Expectations

[1] as of 2/9/2021

4Q 2020 Earnings Presentation PATRICK INDUSTRIES, INC.

4Q 2020 Earnings Presentation Strong Execution as Revenue Trends Continue 4Q 2020 - QUARTERLY HIGHLIGHTS 1 Substantial Growth in Q4 Revenue, with Total Revenue +41% Y/Y • RV / marine driven by outdoor recreation trends, accelerated by pandemic and need for channel inventory replenishment • Industrial and MH driven by housing demand and shift from urban to suburban / rural markets Significant Operating Margin Expansion +150bps Y/Y • Efficient and flexible platform that leverages fixed costs • Labor pressures persist, taking actions to retain and reward talent Investments to Increase Scale, Breadth and Market Penetration • Acquisitions of Geremarie and Taco Metals in marine space • Increases in capex to expand capacity, efficiency and automation Making Progress on ESG Initiatives • Ensuring well-being, health and safety of team members • Human Capital Management: Investments to attract, develop and retain top talent 2 3 4

4Q 2020 Earnings Presentation 4Q QUARTER 2020 FINANCIAL PERFORMANCE  Continuation of outdoor recreation and housing demand trends, driven in part by COVID-related demand  Revenues from leisure lifestyle market (RV & Marine) increased 51%, with RV up 52% and marine up 48%  Revenues from housing & industrial markets increased 19%, with industrial up 35% and MH up 9%  Gross margin of 18.4% increased 30 bps driven by leverage over fixed costs partially offset by wage pressure due to the tight labor market  Operating margin of 8.0% increased by 150bps primarily by leveraging fixed costs  Strong operating leverage coupled with high variable cost structure  Effective tax rate of 25.8% increased 390 bps compared to a year ago  Interest expense of $11M increased 8%  Repurchased 51K shares at an average price of $55.60  Strategically invested in inventory to support OEM growth ahead of accelerating demand trends in 2021  Growth in A/R due to strong Q4 2020 sales and uptick in cash collected 1st 2 days of 2021 vs. 2020 $549.5 $772.6 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 Q4 2019 Q4 2020 $36.0 $62.2 $0 $10 $20 $30 $40 $50 $60 $70 Q4 2019 Q4 2020 8.0% 6.5% +91%+73%+41% (17%) NET SALES OPERATING INCOME & MARGIN DILUTED EPS CASH FLOW FROM OPERATIONS $0.86 $1.64 Q4 2019 Q4 2020 $192.4 $160.2 YE 2019 YE 2020 ($ millions except per share data)

4Q 2020 Earnings Presentation RV  58% of sales in Q4 2020  Content per Unit – increased 2% to $3,235 MARINE INDUSTRIAL PERFORMANCE BY MARKET SECTORS MH  14% of sales in Q4 2020  Content per Unit – increased 24% to an estimated $2,098  Content growth driven by acquisitions, market share gains and aftermarket growth  16% of sales in Q4 2020  Content per Unit – decreased 1% to $4,580  12% of sales in Q4 2020  New Housing Starts in Q4 increased 12%  60% of revenues tied to new housing starts; our products go into new homes 4-6 months after new housing starts $293.8 $446.7 Q4 2019 Q4 2020 $111.7 $121.9 Q4 2019 Q4 2020 $72.8 $108.1 Q4 2019 Q4 2020 $71.1 $95.9 Q4 2019 Q4 2020 Leisure Lifestyle1 Housing and Industrial1 +52% +9% +35%+48% 1 All metrics compared to 4th Quarter 2019 unless otherwise noted ($ millions)

MARKET SECTOR TRENDS

	RV	MARINE	MH	INDUSTRIAL
Wholesale Shipments	▪ Q4: +35% ▪ '20FY: +6%	▪ Q4 (est.): +7% ▪ '20FY (est.): -14–15%	▪ Q4: +2% ▪ '20FY: Flat	▪ Q4: +12% ▪ '20FY: +7%
Retail Shipments[1]	▪ Q4 (est.): +33%–39% ▪ '20FY (est.): +11-14%	▪ Q4 (est.): +33%–37% ▪ '20FY (est.):+12–15%	▪ Q4 (est.): Flat ▪ '20FY (est.): -3%	-
Industry Trends	▪ New buyer traffic remains strong ▪ Dealer inventories at lowest level seen in years ▪ Increasing OEM backlogs ▪ Strength in retail demand coupled with depleted channel inventories pointing to double-digit growth for 2021 wholesale	▪ New buyer traffic and activity remains strong ▪ Dealer inventories at lowest level seen in years with retail units outpacing wholesale units ▪ Increasing OEM backlogs ▪ Expect channel replenishment throughout 2021	▪ OEM production rates increasing from prior labor constraints ▪ Demographic trends continue to support strong demand patterns for quality, affordable homes ▪ Increasing OEM backlogs	▪ Demand from big box retail continues as homeowners continue to stay at home and spend on home upgrades ▪ Limited inventory and low interest rates fueling demand for residential construction
COVID-19 Impact	▪ Lifestyle changes of families looking to enjoy safe outdoor recreational activities to escape from the indoors continues to fuel demand		▪ Urban to suburban and rural relocation ▪ Demographics, low inventories and price points	▪ Urban to suburban and rural relocation ▪ Low inventories and low interest rates

[1] Company estimates

4Q 2020 Earnings Presentation PATRICK INDUSTRIES, INC.

4Q 2020 Earnings Presentation BALANCE SHEET, CASH FLOW AND LIQUIDITY The Strength of Cash Flows, Combined with Liquidity, Allow Us to Invest in Our Existing Business as well as Pursue Attractive Acquisition Opportunities 1 As defined by credit agreement NET LEVERAGE1 ($ millions) Total Debt Outstanding $841.0 Less: Cash on Hand (44.8) Net Debt $796.2 2020 Adj. EBITDA $326.3 Net Debt to Adj. EBITDA 2.44x LIQUIDITY ($ millions) Total Revolver Credit Capacity $550.0 Less: Total Revolver Used (including outstanding letters of credit) (280.2) Unused Credit Capacity $269.8 Add: Cash on Hand 44.8 Total Available Liquidity $314.6 DEBT STRUCTURE AND MATURITIES  $550M Senior Secured Revolver, due September 2024  $100M Term Loan ($92.5M o/s at 12/31/20), pre-determined quarterly installments; balance due @ September 2024  $172.5M 1% Convertible Senior Notes, due February 2023  $300M 7.5% Senior Notes, due October 2027 COVENANTS  Consolidated Net Leverage Ratio – 2.44x at 12/31/20 vs. maximum 4.50x  Consolidated Fixed Charge Coverage Ratio – 4.69x on 12/31/20 vs. minimum 1.50x LIQUIDITY  Available liquidity, including cash on hand - $315M on 12/31/20

4Q 2020 Earnings Presentation LIQUIDITY Strong balance sheet with no near- term debt maturities, ample liquidity and an enhanced capital structure STRATEGIC Disciplined cost management balanced with strategic growth investment opportunities LEADERSHIP Deep industry experience and proven track record of successfully navigating economic cycles BUSINESS MODEL Flexible, high variable cost business model to drive operational efficiency and navigate through all economic conditions MARKET POSITION Market leader in our primary market sectors; uniquely positioned for near- and long-term shift toward outdoor activities Creating Long-Term Shareholder Value COMPELLING INVESTMENT THESIS

4Q 2020 Earnings Presentation Appendix

4Q 2020 Earnings Presentation NON-GAAP RECONCILIATIONS Use of Non-GAAP Financial Information Earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, and Net Debt to Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in the business and how management oversees our business operations on a day-to-day basis. Reconciliation of Net Income to EBITDA to Adjusted EBITDA Reconciliation of Net Leverage* ($ millions) Total debt outstanding @ 12/31/20 1 841.0$ Less: cash on hand @ 12/31/20 (44.8) Net debt @ 12/31/20 796.2$ Adjusted EBITDA 326.3$ Net Debt to Adjusted EBITDA 2.44 X 1 Includes $1M determinable contingent consideration ($ in millons) YE 12/31/20 Net income 97.1$ + Depreciation & amortization 73.3 + Interest Expense, net 43.0 + Income taxes 33.3 EBITDA 246.7 + Stock compensation expense 16.0 + Acquisition proforma, transaction-related expenses & other 63.6 Adjusted EBITDA 326.3$